FSS1 P1 11/18

SUPPLEMENT DATED NOVEMBER 15, 2018

TO THE PROSPECTUSES DATED

SEPTEMBER 1, 2018 OF

FRANKLIN SMALL CAP GROWTH FUND

FRANKLIN SMALL-MID CAP GROWTH FUND

(a series of Franklin Strategic Series)

The Prospectus is amended as follows:

I.  The first paragraph under “FUND SUMMMARIES” – “Franklin Small Cap Growth Fund” on page 17 is replaced with the following:

The Franklin Small Cap Growth Fund is currently closed to new investors, except for certain types of investors. Effective April 28, 2017, the Fund re-opened Class R6 shares to new investors who are eligible to purchase Class R6 shares. Effective January 17, 2019, all share classes of the Fund will be re-opened to new investors. For more information, please turn to “Fund Details - Franklin Small Cap Growth Fund" beginning on page 56 of this Prospectus.

II.  Effective December 31, 2018, the portfolio management team under the “FUND SUMMARIES – Franklin Small-Mid Cap Growth Fund – Portfolio Managers” section on page 31 is replaced with the following:

Portfolio Managers

John P. Scandalios, CFA   Vice President of Advisers and portfolio manager of the Fund since 2016.

Michael McCarthy, CFA   Executive Vice President of Advisers and portfolio manager of the Fund since 1993.

III.  The first paragraph under the “FUND DETAILS” – “Franklin Small Cap Growth Fund” section beginning on page 56 is replaced with the following:

The Fund is closed to most new investors, except that: (1) existing shareholders who had an open and funded account on February 12, 2015 can continue to invest through exchanges and additional purchases; (2) effective April 28, 2017, Class R6 shares of the Fund were re-opened to new investors who are eligible to purchase Class R6 shares and (3) effective January 17, 2019, all share classes of the Fund will be re-opened to new investors. In addition, the following categories of investors may continue to open new accounts in the Fund: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of the NYSE on February 12, 2015; (2) employer sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the close of the NYSE on February 12, 2015; (3) employer sponsored retirement plans or benefit plans that approved the Fund as an investment option prior to the close of the NYSE on February 12, 2015, but had not opened an account as of that date, provided that the initial account was opened with the Fund on or prior to June 12, 2015; (4) other Franklin Templeton Funds and funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager; (5) trustees and officers of the Trust; and (6) members of the Fund’s portfolio management team.

The Fund reserves the right to modify this policy at any time.

IV. Effective December 31, 2018, the portfolio management team under the “Fund Details – Franklin Small-Mid Cap Growth Fund – Management” section beginning on page 73 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

John P. Scandalios, CFA   Vice President of Advisers

Mr. Scandalios has been a portfolio manager of the Fund since 2016 and assumed duties of lead portfolio manager since November 2018. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

Michael McCarthy, CFA   Executive Vice President of Advisers

Mr. McCarthy has been a portfolio manager of the Fund since 1993, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

V.  The first paragraph under the “YOUR ACCOUNT” – “Buying Shares” section beginning on page 99 is replaced with the following:

The Franklin Small Cap Growth Fund is currently closed to new investors, except certain types of investors.  Effective April 28, 2017, the Franklin Small Cap Growth Fund re-opened Class R6 shares to new investors who are eligible to purchase Class R6 shares.  Effective January 17, 2019, all share classes of the Fund will be re-opened to new investors. Please see “Franklin Small Cap Growth Fund” under “Fund Details” for further information.

Please keep this supplement with your prospectus for future reference.